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SECURITIES AND EXHCANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 1998

INNOVO GROUP INC.
(Exact name of registrant as specified in charter)

     Delaware                      0-18926                 11-2928178
(State or ohter jurisidiction    (Commission             (IRS Employer
     of Incorporation)           File Number)          Identification No.)

27 North Main Street, Springfield, Tennessee                     37172
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (615) 384-0100

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Item 7.  Financial Statements and Exhibits

    (c) The following Exhibits are filed with or incorporated by reference in this Report as indicated below:

    99.1 Press Release dated November 2, 1998

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SIGNATURES

      Pursuant to the requirements of the Securities Exhcange Act of 1934, The registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

INNOVO GROUP INC.
(Registrant)

By:   L. E. Smith
      L. E. Smith, Chairman and
      Chief Executive Officer

Date:  November 2, 1998


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EX-99.1
PREESS RELEASE DATED November 2, 1998
            NEWS RELEASE



            INNOVO TO MEET NASDAQ'S
            TANGIBLE NET WORTH REQUIREMENTS



                 SPRINGFIELD, TENNESSEE, November 2, 1998--INNOVO GROUP
            INC. (NASDAQ Symbol: INNO), a manufacturer and supplier to national and international retailers, including Wal-Mart, K-Mart, Michael's, Hobby Lobby, Dollar General, Goody's and Fabri-Center, was notified by NASDAQ on 10-19-98 that it no longer met the Net Tangible Asset requirements as reported on it's most recent public filing. The company must provide NASDAQ with its definitive plan to achieve compliance by October 30, 1998.
                 L.E. Smith stated that the company has already taken
            action to meet the requirements with the sale of $1,798,000 of its common stock to FHD-II, LLC. This equity infusion was closed on 10-19-98 and gives Innovo a Net Tangible
            Worth of $3,077,000 as of September 30, 1998. NASDAQ has been notified and the matter should be resolved.


PART I.FINANCIAL INFORMATION
Item 1.FINANCIAL STATEMENTS

                    INNOVO GROUP INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                      (000's except for share data)
                               (Unaudited)

                                   8/31/98    Sept. 30      Adj.     Proforma
                                    1998        1998        1998     Sept. 98
------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents         $706        $744       $1,798      $2,542
  Accounts receivable               1,971       1,534                  1,534
  Inventories                       1,357       1,275                  1,275
  Prepaid expenses                    341         326                    326
-----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                4,375       3,879       1,798      5,677

PROPERTY AND EQUIPMENT, net         4,683       4,654                  4,654
OTHER ASSETS                           38          34                     34
-----------------------------------------------------------------------------
                                   $9,096      $8,567      $1,798    $10,365
==========================================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Notes payable                     2,531       2,283                 $2,283
  Current maturities of long-term
  debt                                426         424                    424
  Accounts payable                  1,266       1,233                  1,233
  Accrued expenses                  1,266       1,248                  1,248
----------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES           5,489       5,188        0         5,188
LONG-TERM DEBT, less current
  maturities                        2,100       2,100                  2,100
-----------------------------------------------------------------------------
TOTAL LIABILITIES                   7,589       7,2880                 7,288
STOCKHOLDERS' EQUITY
  Common stock $.10 par; shares
  authorized 7,000,000; issued
  5,387,113 shares in 1998,
  4,459,613 shares in 1997           449          448       90           538
  Additional paid-in capital      28,574       28,574    1,708        30,282
  Promissory Note - Officer         (703)        (703)                  (703)
  Deficit                        (24,387)     (24,614)               (24,614)
  Treasury stock, 11,969 shares   (2,426)      (2,426)                (2,426)
--------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY         1,507        1,279     1,798        3,077
----------------------------------------------------------------------------
                                  $9,096       $8,567    $1,798      $10,365
==========================================


                 Innovo Group Inc. designs, markets, manufacturers and
            distributes fashion and sports licensed nylon and canvas products for the multi-billion crafts industry and retail sector in the United States and Europe. Under licensing agreements, the Company's sports lines feature the designs of the NBA, NFL, Major League Baseball, NHL, numerous collegiate teams, Walt Disney and Warner Brothers. Innovo also has certain exclusive and non-exclusive manufacturing and distribution rights for NASCAR licensed products.
                 This press release may contain forward-looking
            statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the Company's product, product demand, competition, capital adequacies, access to additional capital if required and other risks and uncertainties detailed from time to time in the Company's periodic reports including Quarterly Reports on form 10-Q and Annual Reports on form 10-K.

            Listed:  NASDAQ SmallCap Exchange
            Symbol:  INNO

            Contact:  Jay Furrow, V.P. of Corporate Development,
            (615)384-0100